LEGG MASON PARTNERS VARIABLE INCOME TRUST

Supplement Dated November 2, 2007

to the Prospectus Dated April 30, 2007 of

LEGG MASON PARTNERS VARIABLE STRATEGIC BOND PORTFOLIO

The following text replaces the “Management” section which appears on page 12 of the prospectus:

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) provide the day-to-day portfolio management of the fund, as subadvisers.

Western Asset established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, and Western Asset Limited, with offices at 10 Exchange Place, London, England, act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion, of which approximately $98 billion was managed by Western Asset Limited.

LMPFA, Western Asset Management and Western Asset Limited, are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

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